UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________
Form 8-K
 _____________________
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2014
   _____________________
(Exact name of registrant as specified in its charter)
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DE	000-50368	26-1631624
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)
145 Hunter Drive, Wilmington, OH 45177
(Address of principal executive offices, including zip code)
(937) 382-5591
(Registrant's telephone number, including area code)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On August 5, 2014, Air Transport Services Group, Inc. issued a press release relating to its results for the second quarter ended June 30, 2014. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
The information in this Item 2.02 is "furnished" and not "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section.

Item 8.01 Other Events.

On August 5, 2014, Air Transport Services Group, Inc. (“ATSG”) announced that its aircraft leasing subsidiary, Cargo Aircraft Management, Inc. (“CAM”), has agreed to purchase two Boeing 767-300ER freighters that ATSG’s airline subsidiary, ABX Air, Inc. (“ABX Air”), is currently leasing from Guggenheim Aviation Partners, Ltd (“GAP”). CAM expects to pay Guggenheim $49.9 million for the freighters in transactions expected to close at the end of the third quarter. ABX Air currently operates the aircraft under two five-year operating leases from GAP that end during 2015 and 2017, respectively. Both aircraft are deployed with ABX Air customers. ATSG also received an option to purchase one more Boeing 767-300 freighter from Guggenheim in 2015. A copy of the press release is furnished herewith as Exhibit 99.2 and incorporated herein by reference.

On August 5, 2014, ATSG announced that its Board of Directors has authorized the Company to repurchase up to $50 million dollars of its common shares. The Board authorization does not require the Company to repurchase a specific number of shares and the Board may terminate the repurchase program at any time. Repurchases may be made from time-to-time on the open market, or in privately negotiated transactions. The timing, price and volume of any such repurchases will be based on market conditions, relevant securities laws and other factors. A copy of the press release is furnished herewith as Exhibit 99.3 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description
99.1	Press release issued by Air Transport Services Group, Inc. on August 5, 2014, relating to its results for the second quarter ended June 30, 2014.
99.2	Press release issued by Air Transport Services Group, Inc. on August 5, 2014, relating to the purchase of two Boeing 767-300ER freighter aircraft.
99.3	Press release issued by Air Transport Services Group, Inc. on August 5, 2014, relating to Board authorization to repurchase up to $50 million of its common shares.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR TRANSPORT SERVICES GROUP, INC.

By:	/S/ W. JOSEPH PAYNE
W. Joseph Payne
Sr. Vice President
Corporate General Counsel & Secretary

Date:	August 5, 2014